Tyler Technologies Reports Earnings for Fourth Quarter 2024

Strong results fueled by greater than 20% growth in both SaaS and transaction-based revenues

PLANO, Texas – February 12, 2025 – Tyler Technologies, Inc. (NYSE: TYL), a large-cap growth and value equity company, today announced financial results for the fourth quarter ended December 31, 2024.

Fourth Quarter 2024 Financial Highlights (all comparisons are to the fourth quarter of 2023):
Revenues
Total revenues were $541.1 million, up 12.5%.
Recurring Revenues
Recurring revenues from subscriptions and maintenance were $463.9 million, up 14.9%, and comprised 85.7% of total revenues, up from 83.9%.
•Subscription revenues were $348.8 million, up 21.9%.
◦Within subscriptions:
◦SaaS revenues grew 23.0% to $173.4 million.
◦Transaction-based revenues grew 20.9% to $175.4 million.
•SaaS arrangements comprised approximately 97% of the total new software contract value, up from approximately 89%.
•Annualized recurring revenue (ARR) was $1.86 billion, up 14.9%.
Earnings/EBITDA
•GAAP operating income was $71.7 million, up 50.1%. Non-GAAP operating income was $131.8 million, up 22.7%.
•GAAP net income was $65.2 million, or $1.49 per diluted share, up 67.7%. Non-GAAP net income was $106.7 million, or $2.43 per diluted share, up 31.2%.
•Adjusted EBITDA was $142.8 million, up 21.0%.
Cash Flow
•Cash flows from operations were $224.8 million, up 52.5%.
•Free cash flow was $216.0 million, up 60.7%.
•During the fourth quarter, cash tax payments included approximately $10 million related to IRC Section 174 capitalization rules.

Tyler Technologies Reports Earnings
for Fourth Quarter 2024
February 12, 2025

Full Year 2024 Financial Highlights (all comparisons are to the full year of 2023):
Revenues
Total revenues were $2.138 billion, up 9.5%.
Recurring Revenues
Recurring revenues were $1.81 billion, up 11.1%, and comprised 84.5% of 2024 revenues, up from 83.3%.
•Subscription revenues were $1.34 billion, up 15.8%.
◦Within subscriptions:
◦SaaS revenues grew 22.1% to $644.8 million.
◦Transaction-based revenues grew 10.5% to $698.2 million.
•SaaS arrangements comprised approximately 96% of the total new software contract value, up from approximately 85%.
Earnings/EBITDA
•GAAP operating income was $299.5 million, up 37.1%. Non-GAAP operating income was $523.8 million, up 16.9%.
•GAAP net income was $263.0 million, or $6.05 per diluted share, up 58.5%. Non-GAAP net income was $415.3 million, or $9.55 per diluted share, up 24.5%.
•Adjusted EBITDA was $567.8 million, up 16.6%.
Cash Flow
•Cash flows from operations were $624.6 million, up 64.2%.
•Free cash flow was $574.7 million, up 75.5%.
•Cash tax payments in 2024 included approximately $54 million related to IRC Section 174 capitalization rules.

“Our fourth quarter results provided a solid finish to an exceptional year of growth and profitability as we executed on our key objectives across financial, operational, and strategic initiatives,” said Lynn Moore, Tyler’s president and chief executive officer. “We achieved recurring revenue growth of nearly 15%, driven by SaaS revenue growth of 23% and transaction revenue growth of almost 21%. SaaS adoption continued to accelerate with both new and existing clients, with 97% of new software contract value in the cloud.

“We're pleased with the trajectory of flips from on-premises to cloud deployments, as the total contract value from flips signed this quarter grew 58%, and the average annual recurring revenue of flips rose nearly 32%. In addition, free cash flow significantly exceeded our expectations, reaching a new high for a fourth quarter.

“Public sector market conditions remain strong with robust demand supported by healthy budgets and a growing focus on digital modernization. We enter 2025 with tremendous optimism and confidence in our long-term growth strategy, supported by our broad suite of uniquely integrated offerings, unmatched installed base, and deep client relationships that are fueling cross-sell momentum. We are well positioned with a fortified balance sheet and a clear path for achieving our 2025 and 2030 targets,” concluded Moore.

Tyler Technologies Reports Earnings
for Fourth Quarter 2024
February 12, 2025

Annual Guidance for 2025

As of February 12, 2025, Tyler Technologies is providing the following guidance for the full year 2025:

•Total revenues are expected to be in the range of $2.30 billion to $2.34 billion.
◦Subscription revenues are expected to grow between 15% and 18%.
▪Within subscriptions:
•SaaS revenues are expected to grow between 21% and 24%.
•Transaction revenues are expected to grow between 10% and 12%.
◦Maintenance revenues are expected to decline between 4% and 6%.
◦Professional services revenues are expected to be flat to decline 3%.
◦Software licenses and royalties are expected to decline between 18% to 20%.
◦Hardware and other revenues are expected to decline between 18% and 20%.
•GAAP diluted earnings per share are expected to be in the range of $7.31 to $7.56.
•Non-GAAP diluted earnings per share are expected to be in the range of $10.90 to $11.15.
•Free cash flow margin is expected to be in the range of 24% to 26%.
•Research and development expense is expected to be in the range of $177 million to $182 million.
•Capital expenditures are expected to be in the range of $32 million to $34 million, including approximately $19 million of capitalized software development costs.

Tyler Technologies Reports Earnings
for Fourth Quarter 2024
February 12, 2025

GAAP to non-GAAP guidance reconciliation	2025
GAAP diluted earnings per share (1)	$7.31 - $7.56
Plus:
Share-based compensation expense	3.25
Amortization of acquired software and other intangibles	2.04
Less:
Income tax impact (1)	(1.70)
Non-GAAP diluted earnings per share	$10.90 - $11.15
Shares used in computing diluted earnings per share (millions)	44.6
GAAP estimated annual effective tax rate used in computing GAAP diluted earnings per share (1)	17.0%
Non-GAAP estimated annual effective tax rate used in computing non-GAAP diluted earnings per share (2)	22.5%

(1) GAAP diluted earnings per share may fluctuate due to the impact on our annual effective tax rate of discrete tax items, such as stock incentive awards, future acquisitions, changes in tax legislation, and other transactions.

(2) The non-GAAP estimated annual effective tax rate is expected to be 22.5%, up from 22.0% in 2024.

Conference Call

Tyler Technologies will hold a conference call on Thursday, February 13, 2025, at 10:00 a.m. ET to discuss the company’s results. Participants can pre-register for the teleconference here. Alternatively, participants can also join the teleconference by dialing 646-307-1963 and providing the operator with the conference name or entering access code 89698 to join the live call.
The live audio webcast and archived replay can also be accessed at the Events & Presentations section of Tyler's investor relations website.

About Tyler Technologies, Inc.

Tyler Technologies (NYSE: TYL) is a leading provider of integrated software and technology services for the public sector. Tyler’s end-to-end solutions empower local, state, and federal government entities to operate efficiently and transparently with residents and each other. By connecting data and processes across disparate systems, Tyler’s solutions transform how clients turn actionable insights into opportunities and solutions for their communities. Tyler has more than 45,000 successful installations across 13,000 locations, with clients in all 50 states, Canada, the Caribbean, Australia, and other international locations. Tyler has been recognized numerous times for growth and innovation, including on Government Technology’s GovTech 100 list. More information about Tyler Technologies, an S&P 500 company headquartered in Plano, Texas, can be found at tylertech.com.

Tyler Technologies Reports Earnings
for Fourth Quarter 2024
February 12, 2025

Non-GAAP Financial Measures

Tyler Technologies has provided in this press release financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP) and are therefore considered non-GAAP financial measures. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, EBITDA, adjusted EBITDA, free cash flow, and free cash flow margin. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating Tyler’s ongoing operational performance because they provide additional insight in comparing results from period to period while isolating the effects of some items that vary from period to period without correlation to core operating performance. Tyler believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. EBITDA is net income before interest expense, other income, income taxes, depreciation, and amortization. Non-GAAP and adjusted financial measures discussed above exclude share-based compensation expense, employer portion of payroll taxes on employee stock transactions, expenses associated with amortization of intangibles arising from business combinations, acquisition-related expenses, and lease restructuring costs and other. Annualized recurring revenue (ARR) is calculated by annualizing the current quarter's recurring revenues from subscriptions and maintenance.

Tyler currently uses a non-GAAP tax rate of 22.5%. This rate is based on Tyler's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating Tyler's non-GAAP income, as well as significant non-recurring tax adjustments. The non-GAAP tax rate used in future periods will be reviewed periodically to determine whether it remains appropriate in consideration of factors including Tyler's periodic annual effective tax rate calculated in accordance with GAAP, changes resulting from tax legislation, changes in the geographic mix of revenues and expenses, and other factors deemed significant. Due to differences in tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to Tyler's estimated annual tax rate as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from Tyler's actual tax liabilities.

Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP measures used by Tyler Technologies may be different from non-GAAP measures used by other companies. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial statement tables included below in this press release.

Tyler Technologies Reports Earnings
for Fourth Quarter 2024
February 12, 2025

Forward-looking Statements
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical in nature and typically address future or anticipated events, trends, expectations or beliefs with respect to our financial condition, results of operations or business. Forward-looking statements often contain words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “continues,” “may,” “will,” “should,” “projects,” “might,” “could” or other similar words or phrases. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. We believe there is a reasonable basis for our forward-looking statements, but they are inherently subject to risks and uncertainties and actual results could differ materially from the expectations and beliefs reflected in the forward-looking statements. We presently consider the following to be among the important factors that could cause actual results to differ materially from our expectations and beliefs: (1) changes in the budgets or regulatory environments of our clients, primarily local and state governments, that could negatively impact information technology spending; (2) disruption to our business and harm to our competitive position resulting from cyber-attacks, security vulnerabilities and software updates; (3) our ability to protect client information from security breaches and provide uninterrupted operations of data centers; (4) our ability to achieve growth or operational synergies through the integration of acquired businesses, while avoiding unanticipated costs and disruptions to existing operations; (5) material portions of our business require the Internet infrastructure to be adequately maintained; (6) our ability to achieve our financial forecasts due to various factors, including project delays by our clients, reductions in transaction size, fewer transactions, delays in delivery of new products or releases or a decline in our renewal rates for service agreements; (7) general economic, political and market conditions, including continued inflation and rising interest rates; (8) technological and market risks associated with the development of new products or services or of new versions of existing or acquired products or services; (9) competition in the industry in which we conduct business and the impact of competition on pricing, client retention and pressure for new products or services; (10) the ability to attract and retain qualified personnel and dealing with rising labor costs, the loss or retirement of key members of management or other key personnel; and (11) costs of compliance and any failure to comply with government and stock exchange regulations. These factors and other risks that affect our business are described in our filings with the Securities and Exchange Commission, including the detailed “Risk Factors” contained in our most recent annual report on Form 10-K and quarterly report on Form 10-Q. We expressly disclaim any obligation to publicly update or revise our forward-looking statements.

(Comparative results follow)

Contact: Hala Elsherbini
Senior Director, Investor Relations
Tyler Technologies, Inc.
972-713-3770
hala.elsherbini@tylertech.com

Source: Tyler Technologies
#TYL_Financial

25-9

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

Revenues:
Subscriptions	$348,836	$286,068	$1,342,931	$1,159,512
Maintenance	115,018	117,508	463,132	466,661
Professional services	62,795	61,501	263,991	249,976
Software licenses and royalties	6,106	7,633	26,357	38,096
Hardware and other	8,376	8,225	41,392	37,506
Total revenues	541,131	480,935	2,137,803	1,951,751

Cost of revenues:
Subscriptions, maintenance and professional services	283,013	245,236	1,112,778	1,001,221
Software licenses and royalties	1,282	2,956	6,277	10,821
Amortization of software development	4,998	4,058	18,806	12,625
Amortization of acquired software	9,241	9,183	36,964	36,062
Hardware and other	5,778	6,577	27,217	29,923
Total cost of revenues	304,312	268,010	1,202,042	1,090,652

Gross profit	236,819	212,925	935,761	861,099

Sales and marketing expense	41,536	39,666	157,731	149,770
General and administrative expense	80,348	80,015	300,938	308,575
Research and development expense	29,435	26,163	117,939	109,585
Amortization of other intangibles	13,814	19,333	59,627	74,632
Operating income	71,686	47,748	299,526	218,537
Interest expense	(1,259)	(3,750)	(5,931)	(23,629)
Other income, net	6,340	652	14,572	3,328
Income before income taxes	76,767	44,650	308,167	198,236
Income tax provision	11,546	5,747	45,141	32,317
Net income	$65,221	$38,903	$263,026	$165,919

Earnings per common share:
Basic	$1.52	$0.92	$6.17	$3.95
Diluted	$1.49	$0.91	$6.05	$3.88

Weighted average common shares outstanding:
Basic	42,864	42,191	42,611	42,024
Diluted	43,912	42,972	43,497	42,769

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of non-GAAP gross profit and margin	2024	2023	2024	2023
GAAP gross profit	$236,819	$212,925	$935,761	$861,099
Non-GAAP adjustments:
Add: Share-based compensation expense included in cost of revenues	8,340	6,981	31,322	26,607
Add: Amortization of acquired software	9,241	9,183	36,964	36,062
Non-GAAP gross profit	$254,400	$229,089	$1,004,047	$923,768
GAAP gross margin	43.8%	44.3%	43.8%	44.1%
Non-GAAP gross margin	47.0%	47.6%	47.0%	47.3%

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of non-GAAP operating income and margin	2024	2023	2024	2023
GAAP operating income	$71,686	$47,748	$299,526	$218,537
Non-GAAP adjustments:
Add: Share-based compensation expense	34,353	27,433	122,813	108,338
Add: Employer portion of payroll tax related to employee stock transactions	1,303	682	3,606	1,873
Add: Acquisition-related costs	—	154	29	409
Add: Lease restructuring costs and other	1,374	2,863	1,250	8,220
Add: Amortization of acquired software	9,241	9,183	36,964	36,062
Add: Amortization of other intangibles	13,814	19,333	59,627	74,632
Non-GAAP adjustments subtotal	$60,085	$59,648	$224,289	$229,534
Non-GAAP operating income	$131,771	$107,396	$523,815	$448,071
GAAP operating margin	13.2%	9.9%	14.0%	11.2%
Non-GAAP operating margin	24.4%	22.3%	24.5%	23.0%

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of non-GAAP net income and earnings per share	2024	2023	2024	2023
GAAP net income	$65,221	$38,903	$263,026	$165,919
Non-GAAP adjustments:
Add: Total non-GAAP adjustments to operating income	60,085	59,648	224,289	229,534
Less: Income tax impact	(18,561)	(17,198)	(71,999)	(61,792)
Non-GAAP net income	$106,745	$81,353	$415,316	$333,661
GAAP earnings per diluted share	$1.49	$0.91	$6.05	$3.88
Non-GAAP earnings per diluted share	$2.43	$1.89	$9.55	$7.80

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Detail of share-based compensation expense	2024	2023	2024	2023
Subscriptions, maintenance and professional services	$8,340	$6,981	$31,322	$26,607
Sales and marketing expense	3,457	2,730	12,840	10,118
General and administrative expense	22,556	17,722	78,651	71,613
Total share-based compensation expense	$34,353	$27,433	$122,813	$108,338

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of EBITDA and adjusted EBITDA	2024	2023	2024	2023
GAAP net income	$65,221	$38,903	$263,026	$165,919
Amortization of other intangibles	13,814	19,333	59,627	74,632
Depreciation and amortization included in cost of revenues, sales and marketing expense, general and administrative expense, and research and development expense	20,235	19,755	80,963	74,954
Interest expense	1,259	3,750	5,931	23,629
Other income, net	(6,340)	(652)	(14,572)	(3,328)
Income tax provision	11,546	5,747	45,141	32,317
EBITDA	$105,735	$86,836	$440,116	$368,123
Share-based compensation expense	34,353	27,433	122,813	108,338
Employer portion of payroll tax related to employee stock transactions	1,303	682	3,606	1,873
Acquisition-related costs	—	154	29	409
Lease restructuring costs and other	1,374	2,863	1,250	8,220
Adjusted EBITDA	$142,765	$117,968	$567,814	$486,963

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of free cash flow	2024	2023	2024	2023
Net cash provided by operating activities	$224,774	$147,419	$624,633	$380,440
Less: additions to property and equipment	(3,801)	(8,013)	(20,535)	(20,519)
Less: investments in software development	(4,989)	(5,043)	(29,401)	(32,490)
Free cash flow	$215,984	$134,363	$574,697	$327,431
Free cash flow margin	39.9%	27.9%	26.9%	16.8%

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
 (Unaudited)

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$744,721	$165,493
Accounts receivable, net	587,634	619,704
Short-term investments	23,257	10,385
Prepaid expenses and other current assets	73,192	65,003
Income tax receivable	11,975	—
Total current assets	1,440,779	860,585

Accounts receivable, long-term portion	7,153	8,988
Operating lease right-of-use assets	31,433	39,039
Property and equipment, net	163,775	169,720

Other assets:
Software development costs, net	76,117	67,124
Goodwill	2,531,653	2,532,109
Other intangibles, net	831,966	928,870
Non-current investments	10,758	7,046
Other non-current assets	86,381	63,182
Total assets	$5,180,015	$4,676,663

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$354,526	$304,897
Operating lease liabilities	9,643	11,060
Current income tax payable	—	2,466
Deferred revenue	701,438	632,914
Current portion of term loans	—	49,801
Total current liabilities	1,065,607	1,001,138

Convertible senior notes due 2026, net	597,934	596,206
Deferred revenue, long-term	22,376	291
Deferred income taxes	47,503	78,590
Operating lease liabilities, long-term	30,791	39,822
Other long-term liabilities	27,382	22,621
Total liabilities	1,791,593	1,738,668

Shareholders' equity	3,388,422	2,937,995
Total liabilities and shareholders' equity	$5,180,015	$4,676,663

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Cash flows from operating activities:
Net income	$65,221	$38,903	$263,026	$165,919
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	34,671	39,881	143,437	154,079
Losses from sale of investments	26	—	24	1
Share-based compensation expense	34,353	27,433	122,813	108,338
Provision (reductions in reserve) for losses and sales adjustments - accounts receivable	(5,504)	8,233	(5,504)	8,233
Operating lease right-of-use assets expense	1,670	4,430	8,932	16,688
Deferred income tax expense (benefit)	10,841	(29,704)	(30,663)	(73,704)
Other	(21)	77	207	475
Changes in operating assets and liabilities, exclusive of effects of acquired companies	83,517	58,166	122,361	411
Net cash provided by operating activities	224,774	147,419	624,633	380,440

Cash flows from investing activities:
Additions to property and equipment	(3,801)	(8,013)	(20,535)	(20,519)
Purchase of marketable security investments	(32,448)	—	(32,448)	(10,617)
Proceeds and maturities from marketable security investments	8,294	3,960	15,994	49,412
Investment in software development	(4,989)	(5,043)	(29,401)	(32,490)
Cost of acquisitions, net of cash acquired	—	(27,219)	(1,395)	(62,759)
Other	5	(35)	173	13
Net cash used by investing activities	(32,939)	(36,350)	(67,612)	(76,960)

Cash flows from financing activities:
Payment on term loans	—	(90,000)	(50,000)	(345,000)
Payment of debt issuance costs	—	—	(2,637)	—
Proceeds from exercise of stock options, net of withheld shares for taxes upon equity award settlement	9,780	8,522	57,213	16,960
Contributions from employee stock purchase plan	4,810	4,416	17,631	16,196
Net cash provided (used) by financing activities	14,590	(77,062)	22,207	(311,844)

Net increase (decrease) in cash and cash equivalents	206,425	34,007	579,228	(8,364)
Cash and cash equivalents at beginning of period	538,296	131,486	165,493	173,857

Cash and cash equivalents at end of period	$744,721	$165,493	$744,721	$165,493